CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, Githesh Ramamurthy, Chairman and Chief Executive Officer of CCC Information Services Group Inc. (the "Company"), hereby certify that, to my knowledge:

     1. The Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Date: April 28, 2003                By:     /s/ Githesh Ramamurthy
                                                 ----------------------
                                         Name:   Githesh Ramamurthy
                                         Title:  Chairman and
                                                   Chief Executive Officer




I, Reid E. Simpson, Executive Vice President and Chief Financial Officer of CCC Information Services Group Inc. (the "Company"), hereby certify that, to my knowledge:

     1. The Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



     Date: April 28, 2003                By:     /s/ Reid E. Simpson
                                                 -------------------
                                         Name:   Reid E. Simpson
                                         Title:  Executive Vice President
                                                   and Chief Financial Officer